Recovery of Erroneously Awarded Compensation	12 Months Ended
Dec. 31, 2024
Restatement Determination Date:: 2034-12-31
Erroneously Awarded Compensation Recovery
Erroneous Compensation Analysis

The Compensation Committee previously approved and adopted a compensation recoupment policy to comply with NYSE requirements. The policy applies to current and former executive officers and covers all incentive compensation. In the event of a financial restatement, any compensation that is determined to have been erroneously awarded during the three-year lookback period is subject to repayment. A copy of the Clawback Policy can be found as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2024. During the Company’s prior fiscal year, no action was required under this policy.

In addition, certain employment contracts and employment agreements contain additional recoupment provisions.